BANNER
CORPORATION

Building Value at Banner

KBW
A Stifel Company

KEEFE, BRUYETTE & WOODS
FOURTEENTH ANNUAL COMMUNITY BANK
INVESTOR CONFERENCE 2013

NEW YORK CITY • JULY 30 & 31, 2013

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released July 24, 2013 and Form 10-K for the year ended December 31, 2012 and Form 10-Q for the quarter ended March 31, 2013. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

A Good Place to Be ... Since 1890



Seattle
Spokane
Columbia Basin
Portland
Boise

Assets	$4.2 B
Deposits	3.5 B
Loans	3.3 B
Offices	88
Employees	1,050

A Place to Grow


Puget Sound
Eastern Washington
Columbia Basin
Portland
Boise

Market	Branches	Loans	Deposits	Share
Columbia Basin	26	$ 0.9 B	$ 1.3 B	17%
E. Washington	18	$ 0.5 B	$ 0.6 B	9%
Puget Sound	30	$ 1.1 B	$ 1.2 B	2%
Portland	8	$ 0.5 B	$ 0.3 B	1%
Boise	6	$ 0.2 B	$ 0.1 B	2%

28 new branches since 2005

Building on Strengths

Growing sustainable revenue:
• Geographic advantage
• Improved reputation
• Expanding revenue channels
• Gaining market share

Economically Ideal Geography

Powerful and diverse economic drivers	
Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, Expeditors, PORT OF PORTLAND
Forest products	Weyerhaeuser
Fisheries	TRIMARINE, Trident SEAFOODS
Agriculture	Traditional, specialty crops, orchards, wineries, …

Economically Ideal Geography



United States
Washington
Oregon
Idaho
Region
2002 to 2012
2012 to 2030
Rank: 12th
6th
19th
8th
5th
9th
0%
10%
20%
30%

Strong population growth forecast	2012 Estimate (Millions)
United States	313,914
Washington	6,897
Oregon	3,899
Idaho	1,596
Region	12,392

Sources:
U.S. Census Bureau
WA Office of Financial Management
OR Office of Economic Analysis
ID Department of Commerce

Building on Improved Reputation



Received highest ranking:
- Retail banking customer satisfaction, Northwest Region
- J.D. Power and Associates' 2012 and 2013 Retail Banking Satisfaction Study℠

Received highest rating:
- Bankrate.com SAFE & SOUND® Star Ratings

Released from enhanced regulatory oversight (April 2012)

Repurchased 100% of Senior Preferred Stock (f/k/a TARP):
- $124 million during 2012

Expanding Revenue Channels

- ***Value proposition of "Super Community Bank" model:***
  - Broad and appropriate product offerings to serve middle market, small business and consumer client base
  - Decision making as close to client as possible
  - Responsiveness through relationship banking
  - Alignment of delivery channels to maximize tactical execution of strategic plan
  - Community investment

Expanding Revenue Channels



Millions
60
50
40
30
20
10
0
Net Interest Income
Other Income
12-07
12-08
12-09
12-10
12-11
12-12

Grow core revenue		
Date	**Amount**	**YOY Δ**
Quarter Ending		
06/30/13	$ 53 M	1.6%
12/31/09	$ 45 M	5.8%
Twelve Months Ending		
06/30/13	$ 213 M	4.7%
12/31/09	$ 177 M	-0.6%

Expanding Revenue Channels


Millions
14
12
10
8
6
4
2
0
Deposit Fees
Other Fees
Mortgage Bnkg
12-07
12-08
12-09
12-10
12-11
12-12

Grow deposit fees		
Date	**Amount**	**YOY Δ**
Quarter Ending		
06/30/13	$ 6.6 M	5.5%
12/31/09	$ 5.3 M	1.6%
Twelve Months Ending		
06/30/13	$ 26.0 M	7.9%
12/31/09	$ 21.4 M	-0.7%

Gaining Market Share



Thousands
200
175
150
125
100
75
50
25
0
Non-Int Bearing
Interest Bearing
12-07
12-08
12-09
12-10
12-11
12-12

Grow transaction deposit accounts		
Quarter Ending	Number	YOY Δ
Non-Interest Bearing Accounts		
06/30/13	114,004	12.1%
12/31/09	71,178	8.0%
Interest Bearing Accounts		
06/30/13	65,958	6.8%
12/31/09	50,955	1.1%

Excludes CD's

Maintaining Earnings Momentum

Enhancing Shareholder Value:

- Protecting net interest margins
- Improving operating efficiency
- Maintaining moderate credit risk
- Retaining risk-appropriate capital

Protecting Net Interest Margins



Asset Yields
Funding Costs
NIM
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12

Maintain solid net interest margin		
Date	**Amount**	**Percent**
Quarter Ending		
06/30/13	$ 42 M	4.20%
12/31/09	$ 38 M	3.49%
Twelve Months Ending		
06/30/13	$ 168 M	4.19%
12/31/09	$ 145 M	3.33%

Protecting Net Interest Margins



8%
7%
6%
5%
4%
3%
2%
1%
0%
Loan Yields
Deposit Costs
Loan-Deposit Spread
12-07
12-08
12-09
12-10
12-11
12-12

Reduce deposit costs		
Date	**Amount**	**Percent**
Quarter Ending		
06/30/13	$ 2.5 M	0.29%
12/31/09	$ 17.7 M	1.83%
Twelve Months Ending		
06/30/13	$ 11.8 M	0.34%
12/31/09	$ 83.2 M	2.21%

Protecting Net Interest Margins



Billions
5
4
3
2
1
0
Noncore Deposits
Core Deposits
12-07
12-08
12-09
12-10
12-11
12-12

Improve funding mix with lower cost core deposits		
Quarter Ending	Balance	Percent
06/30/13	$ 2,516 M	73%
12/31/09	$ 1,924 M	50%

Building Value at Banner

Protecting Net Interest Margins



115%
110%
105%
100%
95%
90%
85%
80%
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
Billions
L/D Ratio
Loans
Deposits
12-07
12-08
12-09
12-10
12-11
12-12

Maintain loan-to-deposit ratio of 90–95%	
Quarter Ending	Percent
06/30/13	95%
12/31/09	98%
Peak	108%

Protecting Net Interest Margins



5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
Net Interest Margin
Peer 75th Percentile
12-07
12-08
12-09
12-10
12-11
12-12

Maintain solid net interest margin		
Quarter Ending	**Banner**	**Peer 75th Pctl**
06/30/13	4.20%	
03/31/13	4.16%	3.98%
12/31/09	3.53%	3.99%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B-$10B)
National Information Center
Federal Reserve System
Division of Banking Supervision and Regulation

Improving Operating Efficiency



Millions
Other
Personnel
Efficiency Ratio
40
30
20
10
0
95%
85%
75%
65%
55%
12-07
12-08
12-09
12-10
12-11
12-12

Control core operating expense		
Date	Amount	YOY Δ
Quarter Ending		
06/30/13	$ 35 M	6.6%
12/31/09	$ 31 M	-10.0%
Twelve Months Ending		
06/30/13	$ 137 M	1.6%
12/31/09	$ 132 M	-2.6%

Maintaining Moderate Credit Risk



Millions
350
300
250
200
150
100
50
0
OREO
NPL's
ALLL
12-07
12-08
12-09
12-10
12-11
12-12

Reduce nonperforming loans and OREO		
Quarter Ending	**Balance**	**Percent**
Nonperforming Loans		
06/30/13	$ 26 M	0.8%
12/31/09	$ 214 M	5.5%
Peak	$ 243 M	6.2%
Other Real Estate Owned		
06/30/13	$ 7 M	0.2%
12/31/09	$ 78 M	2.0%
Peak	$ 107 M	3.0%

Maintaining Moderate Credit Risk

Improved Earning Asset Mix


06/30/2013
Coml & Ag 22%
Securities 18%
Consumer 7%
Res Mortgage 14%
7%
Res Const/Dev
CRE Investor 20%
CRE Owner 12%
12/31/2009
Coml & Ag 19%
Securities 14%
Consumer 7%
Res Mortgage 16%
12%
Res Const/Dev
CRE Investor 21%
CRE Owner 11%

Maintaining Moderate Credit Risk



300%
250%
200%
150%
100%
50%
0%
ALLL to NPLs
Peer 75th Percentile
12-07
12-08
12-09
12-10
12-11
12-12

Maintain appropriate loan loss reserves		
Quarter Ending	Banner	Peer 75th Pctl
ALLL to NPLs		
06/30/13	294%	
03/31/13	231%	144%
12/31/09	45%	93%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B-$10B)

Retaining Risk-Appropriate Capital



20%
15%
10%
5%
0%
800
600
400
200
0
Millions
Tier 1 Leverage Ratio
TCE/Tangible Assets
Total Capital
12-07
12-08
12-09
12-10
12-11
12-12

Maintain solid capital position		
Quarter Ending	Tier 1 Leverage	TCE/ TA
06/30/13	13.26%	12.22%
12/31/09	9.62%	5.87%
Low	8.80%	5.82%

Retaining Risk-Appropriate Capital



20%
15%
10%
5%
0%
TCE to Tangible Assets
Peer 75th Percentile
12-07
12-08
12-09
12-10
12-11
12-12

Manage capital prudently		
Quarter Ending	Banner	Peer 75th Pctl
06/30/13	12.22%	
03/31/13	12.10%	10.45%
12/31/09	5.87%	8.28%

Source:
Bank Holding Company Performance Report
BHCPR — Peer Group 2 ($3B-$10B)

Building Value at Banner

Enhancing Shareholder Value



40
35
30
25
20
15
10
5
0
TBV/ Share
Stock Price
Pre Capital Raise
(2010 Q2)
12-07
12-08
12-09
12-10
12-11
12-12

Attain premium to tangible book value		
Quarter Ending	Stock Price*	TBV
Per Share		
06/30/13	$ 35.54	$ 26.49
06/30/10	$ 15.07	$ 29.03
Stock Price/ TBV		
06/30/13	134%	
06/30/10	52%	

* *Average closing price for the month following quarter-end.*

Enhancing Shareholder Value



4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
TTM EPS
TBV/ Share
Stock Price
Pre Capital Raise
(2010 Q2)
40
35
30
25
20
15
10
5
0
12-07
12-08
12-09
12-10
12-11
12-12

Attain solid multiple on earnings		
Quarter Ending	**Stock Price***	**TTM Earnings**
Per Share		
06/30/13	$ 35.54	$ 2.68
06/30/10	$ 15.07	$ –8.06
Stock Price/ TTM Earnings		
06/30/13	13.3×	
06/30/10	*n/m*	

* *Average closing price for the month following quarter-end.*

Increasing Return to Shareholders

- Banner has a scalable franchise with a long history in robust, desirable markets.
- Banner is one of the largest remaining franchises based in Washington.
- Banner has the management depth, organizational model and operational skill to sustain earnings momentum.
- Banner's "Super Community Bank" model provides a differentiated value proposition.